EXHIBIT 99.1

Aptose Biosciences Announces Results of Annual and Special Meeting of Shareholders

SAN DIEGO and TORONTO, May 23, 2023 (GLOBE NEWSWIRE) -- Aptose Biosciences Inc. (“Aptose” or the “Company”) (NASDAQ: APTO, TSX: APS), a clinical-stage precision oncology company developing highly differentiated oral targeted agents to treat hematologic malignancies, announced today that, at the Company’s annual and special meeting of shareholders held today, May 23, 2023 (the “Meeting”), the proposed reverse stock split (the “Reverse Stock Split”) of the Company’s common shares (the “Common Shares”), as described in the proxy statement dated April 18, 2023 (the “Proxy Statement”), was approved by 93.44% of the votes cast at the Meeting. The Company also announced today that the board of directors of the Company approved the implementation of the Reverse Stock Split immediately after the Meeting on the basis of 15 pre-Reverse Stock Split Common Shares for each one post-Reverse Stock Split Common Share.

The Company expects to file articles of amendment to effect the Reverse Stock Split on May 24, 2023. The Company will provide further information on the effectiveness of the Reverse Stock Split at a later date.

As a result of the Reverse Stock Split, every 15 Common Shares issued and outstanding will be automatically reclassified into one new Common Share. The Reverse Stock Split will not modify any rights or preferences of the Common Shares. Proportionate adjustments will be made, as applicable, to the exercise prices and the number of Common Shares underlying Aptose’s outstanding equity awards, as well as to the number of Common Shares issuable under Aptose’s equity incentive plans and certain existing agreements. The Common Shares issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

There are currently 93,961,581 Common Shares issued and outstanding, and it is expected that there will be 6,264,105 Common Shares issued and outstanding following the Reverse Stock Split, subject to rounding down to the nearest whole Common Share for any fractional shares. No fractional shares will be issued as a result of the Reverse Stock Split and shareholders will not receive any compensation in lieu thereof.

Computershare Investor Services Inc. (“Computershare”), Aptose’s transfer agent, is acting as the exchange agent for the Reverse Stock Split. Registered shareholders holding share certificates will be mailed a letter of transmittal advising of the Reverse Stock Split and instructing them to surrender their share certificates representing pre-Reverse Stock Split Common Share certificates for replacement certificates or direct registration advice representing their post-Reverse Stock Split Common Shares. Following the effective date of the Reverse Stock Split, each share certificate formerly representing pre-Reverse Stock Split Common Shares will be deemed to represent the number of whole post-Reverse Stock Split Common Shares to which the holder is entitled as a result of the Reverse Stock Split until surrendered for exchange.

Holders of Common Shares who hold uncertificated Common Shares (that is Common Shares held in book-entry form and not represented by a physical share certificate), either as registered holders or beneficial owners, will have their existing book-entry account(s) electronically adjusted by the Company’s transfer agent or, for beneficial shareholders, by their brokerage firms, banks, trusts or other nominees that hold in street name for their benefit. Such holders do not need to take any additional actions to exchange their pre-Reverse Stock Split Common Shares for post-Reverse Stock Split Common Shares.

Beneficial shareholders holding their Common Shares through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that have been put in place by the Company for registered shareholders. If you hold your Common Shares with such a bank, broker or other nominee, and if you have questions in this regard, you are encouraged to contact your nominee.

The new CUSIP number for the Common Shares following the Reverse Stock Split will be 03835T309.

Shareholders’ Meeting Results

A total of 44.19% of the issued and outstanding Common Shares as of the record date were represented by shareholders present or represented by proxy at the Meeting.

The Company is also pleased to announce that all the nominees listed in the Proxy Statement were elected as Directors. The number of Common Shares voted “for” each director nominee, out of the 22,493,282 Common Shares voted with respect to the election of Directors, is detailed below:

Nominee	Votes For
Ms. Carol G. Ashe	20,399,773
Dr. Denis Burger	20,214,219
Dr. Erich Platzer	20,485,136
Dr. William G. Rice	14,862,859
Dr. Mark D. Vincent	20,417,576
Mr. Warren Whitehead	20,482,405
Dr. Bernd Seizinger	20,498,713

Aptose shareholders also voted in favor of the following matters:

  the re-appointment of KPMG LLP as the independent registered public accounting firm of the Company a resolution to approve an amendment to Aptose’s 2021 Stock Incentive Plan to increase the number of Common Shares available thereunder by 1,027,758 Common Shares a resolution to approve an adjournments proposal
  a non-binding resolution to approve of the compensation paid to Aptose’s named executive officers

Please refer to Proxy Statement available on SEDAR at www.sedar.com or EDGAR https://www.sec.gov/edgar.shtml for more details on the matters covered at the Meeting. Final voting results on all matters voted on at the Meeting will also be filed on SEDAR and EDGAR. All information is presented on a pre-Reverse Stock Split basis.

About Aptose

Aptose Biosciences is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company's small molecule cancer therapeutics pipeline includes products designed to provide single agent efficacy and to enhance the efficacy of other anti-cancer therapies and regimens without overlapping toxicities. The Company has two clinical-stage oral kinase inhibitors under development for hematologic malignancies: tuspetinib (HM43239), an oral, myeloid kinase inhibitor being studied as monotherapy and in combination therapy in the APTIVATE international Phase 1/2 expansion trial in patients with relapsed or refractory acute myeloid leukemia (AML); and luxeptinib (CG-806), an oral, dual lymphoid and myeloid kinase inhibitor in Phase 1 a/b stage development for the treatment of patients with relapsed or refractory hematologic malignancies. For more information, please visit www.aptose.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Canadian and U.S. securities laws, including, but not limited to, statements regarding the expected date of filing of articles of amendment effecting the Reverse Stock Split, as well as statements relating to the Company’s plans, objectives, expectations and intentions and other statements including words such as “continue”, “expect”, “intend”, “will”, “hope” “should”, “would”, “may”, “potential” and other similar expressions. Such statements reflect our current views with respect to future events and are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by us, are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements described in this press release. Such factors could include, among others: our ability to obtain the capital required for research and operations; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; the progress of our clinical trials; our ability to find and enter into agreements with potential partners; our ability to attract and retain key personnel; changing market and economic conditions; inability of new manufacturers to produce acceptable batches of GMP in sufficient quantities; unexpected manufacturing defects; the potential impact of the COVID-19 pandemic and other risks detailed from time-to-time in our ongoing current reports, quarterly filings, annual information forms, annual reports and annual filings with Canadian securities regulators and the United States Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled "Risk Factors" in our filings with Canadian securities regulators and the United States Securities and Exchange Commission underlying those forward- looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and we do not intend, and do not assume any obligation, to update these forward-looking statements, except as required by law. We cannot assure you that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and accordingly investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

For further information, please contact:

Aptose Biosciences Inc.	LifeSci Advisors, LLC
Susan Pietropaolo	Dan Ferry, Managing Director
Investor Relations	617-430-7576
201-923-2049	Daniel@LifeSciAdvisors.com
spietropaolo@aptose.com